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May 20, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:  Merrill Lynch Life Variable Annuity Separate Account D
     Merrill Lynch IRA Annuity - Registration No. 333-91098
     Merrill Lynch Investor Choice - IRA Series - Registration No. 333-119364


Commissioners:

Merrill Lynch Life Insurance Company (the "Company"), on behalf of Registrant, has sent or will send to contract owners the semi-annual/annual reports for the period ended March 31, 2006, for the following underlying mutual funds ("Funds") in which Registrant invests:

ANNUAL REPORT MAILINGS
American Century Equity Income Fund, SEC No. 811-7820
The American Funds - The EuroPacific Growth Fund, SEC No. 811-3734
Merrill Lynch Value Opportunities Fund, Inc., SEC No. 811-02809
PIMCO Funds: Pacific Investment Management Series-SEC No. 811-08399:
      Total Return Fund
      Real Return Fund
      CommodityRealReturn Strategy Fund
Van Kampen Equity Trust - Van Kampen Aggressive Growth Fund, SEC No. 811-04805

SEMI-ANNUAL REPORT MAILINGS:
Marsico Growth Fund, SEC No. 811-08397
Merrill Lynch Bond Fund, Inc. - Core Bond Portfolio, SEC No. 811-02857 Oppenheimer Global Fund, SEC No. 811-01810

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,

/s/ Kirsty Lieberman
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                      Merrill Lynch Life Insurance Company
                            1300 Merrill Lynch Drive
                              Pennington, NJ 08534